UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2004
                                                         ---------------


________________________________________________________________________________
                        Merrill Lynch Municipal ABS, Inc
             (Exact name of registrant as specified in its charter)


________________________________________________________________________________

          New York                 33-56254                      13-369-8229
(State or other jurisdiction     (Commission                    (IRS Employer
       of incorporation)         File Number)                Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
            (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

None.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

            (a) None.

            (b) None.

            (c) Exhibits.

                  1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MUNICIPAL ABS, INC.
                                                   (Registrant)

Date:    December 22, 2004              /s/ Edward J. Sisk
                                        -------------------------------------
                                        Name:  Edward J. Sisk
                                        Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----
Statement to holders of Merrill Lynch Municipal ABS, Inc
Prerefunded Municipal Certificates, Series 1, Series 2, Series 3
relating to the Distribution Date of October 1, 2004                         5

                         STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
              relating to the Distribution Date of October 1, 2004

                                                            [LOGO] Deutsche Bank


October 1, 2004

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn: Alan Levy

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2004. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,



Teddy Banica
Associate

                                                            [LOGO] Deutsche Bank

October 1, 2004

Jan Nelson
Merrill Lynch
World Financial Center
250 Vesey Street
New York, New York 10281



Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

Jan:

For the above referenced issues, the principal and interest information for October 1, 2004 is attached. All other relevant information is as follows:


            Premium on Bonds                                        None
            Trustee Fees Payable                                    None
            Interest Shortfall on Bonds                             None
            Aggregate Shortfall on Bonds                            None
            Accrued Interest undistributed to holders               None
            Accrued Principal undistributed to holders              None
            Underlying Bonds on issue                               Attached


Should you have any questions please call me at (212) 250-2268.

Sincerely,


Teddy Banica
Associate

                              SERIES 1 CERTIFICATES

-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
                Certificate                                                             Interest          Principal
    Class         Maturity          CUSIP       Certificate     Certificate              Amount            Amount
   Number           Date           Number           Rate           Amount                 Due                Due
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     19        10/1/2004       021433 EP8       5.20                340,000.00              8,840.00         340,000.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     20        04/1/2005       021433 EQ6       5.25                 95,000.00              2,493.75               0.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     21        10/1/2005       021433 ER4       5.25                360,000.00              9,450.00               0.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     22        10/1/2008       021433 EX1       5.50              1,495,000.00*            41,112.50               0.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     23        10/1/2010       021433 FB8       5.60              1,130,000.00*            31,640.00               0.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     24        10/1/2012       021433 FF9       5.70              1,200,000.00*            34,200.00               0.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
     RI        10/1/2012       021433 FG7       Variable             44,439.00        Residual -->             2,279.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------
    TOTAL                                                        $4,664,439.00           $127,736.25        $342,279.00
-------------- --------------- ---------------- ------------- ----------------- --- ----------------- ------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Altamonte Springs FLA Authority
      13.125% 10/01/12, $3,910,000

                              SERIES 2 CERTIFICATES


------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
              Certificate                                                              Interest             Principal
   Class        Maturity         CUSIP       Certificate        Certificate             Amount               Amount
   Number         Date          Number           Rate             Amount                 Due                   Due
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     19       10/1/2004     70252B BH5       5.20                     925,000.00           24,050.00             925,000.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     20       04/1/2005     70252B BJ1       5.25                     240,000.00            6,300.00                   0.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     21       10/1/2005     70252B BK8       5.25                   1,000,000.00           26,250.00                   0.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     22       10/1/2007     70252B BP7       5.40                   2,255,000.00*          60,885.00                   0.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     23       10/1/2010     70252B BV4       5.60                   5,000,000.00*         140,000.00                   0.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     24       10/1/2012     70252B BZ5       5.70                   1,915,000.00*          54,577.50                   0.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
     RI       10/1/2012     70252B CA9       Variable                  53,925.00     Residual -->                  1,500.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------
   TOTAL                                                          $11,388,925.00         $312,062.50            $926,500.00
------------- ------------- ---------------- ------------- ---------------------- ------------------- ----------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
     13.125% 10/01/12, $9,850,000

                             SERIES 3 CERTIFICATES

------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
              Certificate                                                            Interest           Principal
   Class        Maturity         CUSIP       Certificate      Certificate             Amount              Amount
   Number         Date          Number           Rate            Amount                Due                 Due
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     19       10/1/2004     684503 TV7       5.20                3,675,000.00            95,550.00        3,675,000.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     20       10/1/2005     684503 TX3       5.25                4,975,000.00*          130,593.75                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     21       10/1/2006     684503 TZ8       5.30                5,225,000.00*          138,462.50                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     22       10/1/2007     684503 UB9       5.40                5,480,000.00*          147,960.00                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     23       10/1/2008     684503 UD5       5.50                5,785,000.00*          159,087.50                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     24       10/1/2009     684503 UF0       5.60                6,085,000.00*          170,380.00                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     25       10/1/2010     684503 UH6       5.60                6,410,000.00*          179,480.00                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     26       10/1/2011     684503 UK9       5.70                6,750,000.00*          192,375.00                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     27       10/1/2012     684503 UM5       5.70                4,910,000.00*          139,935.00                0.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
     RI       10/1/2012     684503 UN3       Variable               48,437.00      Residual -->                 301.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------
   TOTAL                                                       $49,343,437.00        $1,353,823.75       $3,675,301.00
------------- ------------- ---------------- ------------- -------------------- ------------------- -------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
        13.125%, 10/01/12, $41,650,000